UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 20, 2026
PayPal Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36859	47-2989869
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)
2211 North First Street
San Jose, CA 95131
(Address of principal executive offices)

(408) 967-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	PYPL	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Alyssa H. Henry to the Board of Directors

On March 25, 2026, the Board of Directors (the “Board”) of PayPal Holdings, Inc. (the “Company”) appointed Alyssa H. Henry as a new member of the Company’s Board, effective March 25, 2026. Ms. Henry is the former Chief Executive Officer of Block Inc. (formerly Square, Inc.). Ms. Henry fills a vacancy created by an increase in the size of the Board from 11 to 12. The Board has also appointed Ms. Henry to the Compensation Committee and Risk and Compliance Committee of the Board, effective March 25, 2026. As a non-employee director, Ms. Henry will be entitled to receive compensation in accordance with the Company’s Independent Director Compensation Policy included as Exhibit 10.28 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the Securities and Exchange Commission on February 3, 2026.

There is no arrangement or understanding between Ms. Henry and any other persons pursuant to which Ms. Henry was appointed as a director. Furthermore, there are no transactions in which the Company was a participant and in which Ms. Henry (or any immediate family member thereof) had an interest that would be required to be reported under Item 404(a) of Regulation S-K.

Retirement of Gail J. McGovern from the Board of Directors

On March 20, 2026, Gail J. McGovern informed the Company that she will not stand for re-election to the Board when her current term expires at PayPal’s 2026 Annual Meeting of Stockholders (“2026 Annual Meeting”). Ms. McGovern’s decision was not a result of any disagreement with the Company. The Board has determined to reduce the size of the Board to 11 directors effective immediately before the 2026 Annual Meeting.

A copy of the Company’s press release announcing the appointment of Ms. Henry to the Board and Ms. McGovern’s decision not to stand for re-election is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Exhibit Description
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PayPal Holdings, Inc.
(Registrant)

Date:	March 25, 2026	/s/ Brian Y. Yamasaki
Name: Brian Y. Yamasaki
Title: Vice President, Corporate Legal and Secretary